Exhibit 99.2

Company Contact:

Patrick C. Barrett

Chief Financial Officer

OceanFirst Financial Corp.

1.888.623.2633 ext. 27507

Email: pbarrett@oceanfirst.com

FOR IMMEDIATE RELEASE

OceanFirst Financial Corp. and Flushing Financial Corporation

Announce Merger Agreement and $225 Million Strategic Investment from Warburg Pincus

•	Creates a scaled, high performing regional bank with $23 billion in assets strategically located in attractive New Jersey, Long Island and New York markets

•	Meaningfully enhances profitability metrics with estimated EPS accretion of 16%, ROATCE of 13% and ROAA of 1.00% by 2027

•	$225 million equity raise, priced at-the-market, is fully committed at a fixed price after extensive investor due diligence by Warburg Pincus[1]

RED BANK, N.J. and UNIONDALE, N.Y. December 29, 2025. OceanFirst Financial Corp. (NASDAQ: “OCFC”), (“OceanFirst”), the holding company for OceanFirst Bank N.A., and Flushing Financial Corp. (NASDAQ: “FFIC”) (“Flushing”), the holding company for Flushing Bank, today announced entry into a definitive merger agreement pursuant to which the companies will combine in an all-stock merger transaction. Upon completion of the Flushing merger, Flushing Bank will merge into OceanFirst Bank, with OceanFirst Bank surviving the bank merger. Based on OceanFirst’s closing stock price on December 26, 2025 of $19.76, the transaction is valued at $579 million and will create a high-performing regional bank with a significant presence across attractive New Jersey, Long Island and New York markets.

[1]

Note: Third party diligence was performed by third parties only for the benefit of the respective clients, and neither such third-party diligence nor the diligence of Warburg Pincus may be relied upon by any OceanFirst and Flushing shareholder or other third party; No such diligence is a recommendation to any person, or otherwise expresses any view, as to how any shareholder should vote with respect to any matter relating to the proposed transaction.

The strategic acquisition accelerates OceanFirst’s organic growth in New York by immediately expanding its presence within the highly attractive, deposit-rich markets of Suffolk, Nassau, Queens, Brooklyn, and Manhattan counties. Following closing of the merger, the combined company is expected to have approximately $23 billion in assets, $17 billion in total loans, and $18 billion in total deposits across 71 retail branches.

OceanFirst concurrently announced that it has entered into an investment agreement with affiliates of funds managed by Warburg Pincus LLC ( “Warburg Pincus”), which is fully committed to invest $225 million for newly issued equity securities subject to the closing of the merger.

Upon completion of the proposed transaction, (a) the shares issued to Flushing stockholders in the merger are expected to represent approximately 30% of the outstanding shares of the combined company, (b) the shares issued to Warburg Pincus in the equity capital raise transaction discussed above are expected to represent approximately 12% of the outstanding shares of the combined company and (c) the shares of OceanFirst common stock that are outstanding immediately prior to completion of the merger are expected to represent approximately 58% of the outstanding shares of the combined company.

“This acquisition represents a natural extension of our proven growth strategy,” said Christopher Maher, Chairman and Chief Executive Officer of OceanFirst. “We are bringing together two highly complementary organizations, leveraging Flushing’s 95+ year distribution channel in Long Island and New York alongside OceanFirst’s relationship-driven business model and robust products and services. We share a disciplined credit philosophy and long-term commitment to the communities we serve and are highly confident that this combination will enable us to better support our customers and deliver meaningful value for shareholders.”

Christopher Maher, OceanFirst Chairman and Chief Executive Officer, will serve as the CEO of the combined holding company following completion of the merger. John Buran, President and Chief Executive Officer of Flushing, will join OceanFirst as the non-executive Chairman of the Board after the closing of the merger. The board of directors of the combined company will consist of 17 directors: ten from the existing OceanFirst board, six from the existing Flushing board and one from Warburg Pincus.

“We are excited to partner with OceanFirst, an organization that shares our values and long-term vision,” said Buran. “This transaction creates meaningful opportunities for our clients, employees, and communities while preserving the relationship-focused culture that has defined our bank for nearly a century. We look forward to taking the next step in our journey with OceanFirst and for our shareholders to participate in the future upside resulting from creating a scaled, more profitable franchise together.”

Todd Schell, Managing Director at Warburg Pincus, will join the board. He added, “This combination marries OceanFirst’s scalable platform and robust product suite with Flushing’s distribution network and deep customer relationships. We have known both franchises for a long time – they share an underlying culture and philosophy and are complementary in ways that unlock strategic value for the combined entity. This is a natural combination that can produce strong returns for shareholders.”

Financial Benefits of the Merger

This transaction is expected to be financially attractive with an estimated 2027 EPS accretion of approximately 16%, a strong internal rate of return of approximately 24% and with tangible book value dilution of approximately 6%, to be earned back in approximately 3 years. On a pro forma basis, the business is expected to deliver compelling return metrics supported by a strong balance sheet, including:

•	2027 Return on Average Tangible Common Equity of approximately 13%

•	2027 Return on Average Assets of approximately 1.00%

•	2027 Net Interest Margin of approximately 3.2%

•	2027 Non-Interest Expense to Average Assets of approximately 1.7%

•	Allowance Coverage Ratio of 1.5% at close

•	Common Equity Tier 1 Capital Ratio of 10.8%

Transaction Details

Flushing will merge into OceanFirst, with OceanFirst surviving. Under the terms of the merger agreement, Flushing stockholders will be entitled to receive 0.85x of a share of OceanFirst common stock for each share of Flushing common stock.

In the equity capital raise transaction, OceanFirst will sell approximately (i) 9.7 million shares of its common stock at a purchase price of $19.76 per share and (ii) shares of a new class of non-voting, common-equivalent stock representing the economic equivalent of 1.7 million shares of OceanFirst common stock at a purchase price of $19.76 per share of common stock to Warburg Pincus. In addition, OceanFirst will issue Warburg Pincus a warrant to purchase shares of non-voting, common-equivalent stock of OceanFirst representing the economic equivalent of approximately 11.4 million shares of common stock. The warrants carry a term of 7 years and are not exercisable before the third-year anniversary of the closing, except in certain limited circumstances. The warrants have a mandatory exercise if the market price of OceanFirst common stock closes at or above $30.00 per share for 20 days in a 30-day period, a 52% premium to the price paid on common stock.

Timing and Approvals

The transaction is expected to close in the second quarter of 2026, subject to the receipt of regulatory approvals, approval by OceanFirst and Flushing shareholders, and the satisfaction of other customary closing conditions. The equity capital raise is expected to close concurrently with the merger, subject to the concurrent closing of the merger and other closing conditions.

Conference Call and Additional Materials

OceanFirst will conduct a live conference call and webcast to discuss the transaction on Tuesday, December 30, 2025 at 8:00 a.m. ET. To listen to the live call, please dial 1-833-470-1428 and enter 407069 for the conference ID. A live webcast of the conference call and associate presentation materials will be available on the investor relations section of each company’s website at https://ir.oceanfirst.com/ and https://investor.flushingbank.com/.

Advisors

Keefe, Bruyette & Woods, Inc., A Stifel Company, served as financial advisor to OceanFirst and Simpson Thacher & Bartlett LLP served as its legal counsel. Piper Sandler & Co, served as financial advisor to Flushing and Hughes Hubbard & Reed LLP served as its legal counsel. J.P. Morgan acted as capital markets advisor and sole placement agent to OceanFirst. Jefferies LLC served as financial advisor to Warburg Pincus and Wachtell, Lipton, Rosen & Katz served as its legal counsel.

About OceanFirst

OceanFirst Financial Corp’s subsidiary, OceanFirst Bank N.A., founded in 1902, is a $14.3 billion regional bank serving business and retail customers throughout New Jersey and the major metropolitan areas between Massachusetts and Virginia. OceanFirst Bank delivers commercial and residential financing solutions, wealth management and deposit services and is one of the largest and oldest community-based financial institutions headquartered in New Jersey. To learn more about OceanFirst, please visit us at www.oceanfirst.com.

About Flushing

Flushing Financial Corporation (Nasdaq: FFIC) is the holding company for Flushing Bank®, an FDIC insured, New York State —chartered commercial bank that operates banking offices in Queens, Brooklyn, Manhattan, and on Long Island. The Bank has been building relationships with families, business owners, and communities since 1929. Today, it offers the products, services, and conveniences associated with large commercial banks, including a full complement of deposit, loan, equipment finance, and cash management services. Rewarding customers with personalized attention and bankers that can communicate in the languages prevalent within these multicultural markets is what makes the Bank uniquely different. As an Equal Housing Lender and leader in real estate lending, the Bank’s experienced lending teams create mortgage solutions for real estate owners and property managers both within and outside the New York City metropolitan area. The Bank also fosters relationships with consumers nationwide through its online banking division with the iGObanking® and BankPurely® brands.

Additional information on Flushing Bank and Flushing Financial Corporation may be obtained by visiting the Company’s website at FlushingBank.com. Flushing Financial Corporation’s earnings release and presentation slides will be available prior to the conference call at www.FlushingBank.com under Investor Relations.

About Warburg Pincus

Warburg Pincus LLC is the pioneer of global growth investing. A private partnership since 1966, the firm has the flexibility and experience to focus on helping investors and management teams achieve enduring success across market cycles. Today, the firm has more than $85 billion in assets under management, and more than 215 companies in their active portfolio, diversified across stages, sectors, and geographies. Warburg Pincus has invested in more than 1,000 companies across its private equity, real estate, and capital solutions strategies. The firm has a nearly 30-year history of investing in the banking sector, having invested over $4.5 billion in 23 regulated banking institutions around the world. Notable U.S. bank investments include Banc of California, EverBank, Dime Bancorp, Mellon Bank, Webster Financial, Sterling Financial and National Penn Bancshares.

The firm is headquartered in New York with more than 15 offices globally. For more information, please visit www.warburgpincus.com or follow us on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between OceanFirst Financial Corp. (“OceanFirst”) and Flushing Financial Corporation (“Flushing”) and the proposed investment by Warburg Pincus LLC (“Warburg Pincus”) in equity securities of OceanFirst. Forward-looking statements may be identified by the use of the words such as “ estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “strategy,” “future,” “opportunity,” “may,” “could,” “target,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction between OceanFirst and Flushing and the proposed investment by Warburg Pincus, including statements as to the expected timing, completion and effects of the proposed transaction. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of OceanFirst’s and Flushing’s management and are not predictions of actual performance, and, as a result, are subject to risks and uncertainties. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, may differ from assumptions and many are beyond the control of OceanFirst and Flushing. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining the requisite OceanFirst and Flushing stockholder approvals or the necessary regulatory approvals (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between OceanFirst and Flushing; (iv) the inability to obtain alternative capital in the event it becomes necessary to complete the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on OceanFirst’s and Flushing’s business relationships, operating results and business generally; (vi) risks that the proposed transaction disrupts current plans and operations of OceanFirst and Flushing; (vii) potential difficulties in retaining OceanFirst and Flushing customers and employees as a result of the proposed transaction; (viii) OceanFirst’s and Flushing’s estimates of its financial performance; (ix) changes in general economic, political, or industry conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; (x) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; (xi) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of OceanFirst’s and Flushing’s underwriting practices and the risk of fraud; (xii) fluctuations in the demand for loans; (xiii) the ability to develop and maintain a strong core deposit base or other low cost funding sources necessary to fund OceanFirst’s and Flushing’s activities particularly in a rising or high interest rate environment; (xiv) the rapid withdrawal of a significant amount of deposits over a short period of time; (xv) results of examinations by regulatory authorities of OceanFirst or Flushing and the possibility that any such regulatory authority may, among other things, limit OceanFirst’s or Flushing’s business activities, restrict OceanFirst’s or Flushing’s ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase OceanFirst’s or Flushing’s allowance for credit losses, result in write-downs of asset values, restrict OceanFirst’s or Flushing’s ability or that of OceanFirst’s or Flushing’s bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xvi) the impact of bank failures or other adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; (xvii) changes in the markets in which OceanFirst and Flushing compete, including with respect to the competitive landscape, technology evolution or regulatory changes; (xviii) changes in consumer spending, borrowing and saving habits; (xix) slowdowns in securities trading or shifting demand for security trading products; (xx) the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; (xxi) legislative or regulatory changes; (xxii) changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs, (xxiii) impact of operating in a highly competitive industry; (xxiv) reliance on third party service providers; (xxv) competition in retaining key employees; (xxvi) risks related to data security and privacy, including the impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xxvii) changes to accounting principles and guidelines; (xxviii) potential litigation relating to the proposed transaction that could be instituted against OceanFirst, Flushing or their respective directors and officers, including the effects of any outcomes related thereto; (xxix) volatility in the trading price of OceanFirst’s or Flushing’s securities; (xxx) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xxxi) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected expenses, factors or events; (xxxii) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where OceanFirst and Flushing do business; and (xxxiii) the dilution caused by OceanFirst’s issuance of additional shares of its capital stock in connection with the transaction. The foregoing list of factors is not exhaustive. All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above.

You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of OceanFirst’s registration statement on Form S-4 that will contain a joint proxy statement/prospectus discussed below, when it becomes available, and other documents filed by OceanFirst or Flushing from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings do and will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither OceanFirst nor Flushing presently knows or that OceanFirst or Flushing currently believes are immaterial that could also cause actual events and results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect OceanFirst’s and Flushing’s expectations, plans or forecasts of future events and views as of the date of this document. OceanFirst and Flushing anticipate that subsequent events and developments will cause OceanFirst’s and Flushing’s assessments to change. While OceanFirst and Flushing may elect to update these forward-looking statements at some point in the future, OceanFirst and Flushing specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing OceanFirst’s and Flushing’s assessments as of any date subsequent to the date of this document. Accordingly, undue reliance should not be placed upon the forward-looking statements. Forward-looking statements speak only as of the date they are made. Neither OceanFirst nor Flushing gives any assurance that either OceanFirst or Flushing, or the combined company, will achieve the results or other matters set forth in the forward-looking statements.

Additional Information and Where to Find It

This document is not a proxy statement or solicitation or a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of OceanFirst, Flushing or the combined company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

This document relates to the proposed transaction between OceanFirst and Flushing and the proposed investment in OceanFirst by Warburg Pincus. OceanFirst intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary joint proxy statement/prospectus to be distributed to holders of OceanFirst’s common stock and Flushing’s common stock in connection with OceanFirst’s and Flushing’s solicitation of proxies for the vote by OceanFirst’s stockholders and Flushing’s stockholders with respect to the proposed transaction. After the registration statement has been filed and declared effective, OceanFirst and Flushing will mail a definitive joint proxy statement/prospectus to their respective stockholders that, as of the applicable record date, are entitled to vote on the matters being considered at the OceanFirst stockholder meeting and at the Flushing stockholder meeting, as applicable. OceanFirst or Flushing may also file other documents with the SEC regarding the proposed transaction.

Before making any voting or investment decision, investors and security holders are urged to carefully read the entire registration statement and joint proxy statement/prospectus (including all amendments and supplements thereto) when they become available, and any other relevant documents filed with the SEC, And the definitive versions thereof (when they become available), as well as any amendments or supplements to such documents, carefully and in their entirety because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the joint proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by OceanFirst or Flushing through the website maintained by the SEC at www.sec.gov.

The documents filed by OceanFirst or Flushing with the SEC also may be obtained free of charge at OceanFirst’s or Flushing’s website at https://ir.oceanfirst.com/, under the heading “Financials” or https://investor.flushingbank.com/, under the heading “Financials”, respectively, or upon written request to OceanFirst, Attention: Investor Relations, 110 West Front Street, Red Bank, New Jersey 07701 or Flushing, Attention: Investor Relations, 220 RXR Plaza, Uniondale, New York 11556, respectively.

Participants in Solicitation

OceanFirst and Flushing and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from OceanFirst’s stockholders or Flushing’s stockholders in connection with the proposed transaction under the rules of the SEC. OceanFirst’s stockholders, Flushing’s stockholders and other interested persons will be able to obtain, without charge, more detailed information regarding the names, affiliations and interests of directors and executive officers of OceanFirst and Flushing in OceanFirst’s registration statement on Form S-4 that will be filed, as well other documents filed by OceanFirst or Flushing from time to time with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed the participants in the proxy solicitation of OceanFirst’s or Flushing’s stockholders in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the preliminary joint proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC by OceanFirst or Flushing will also be available free of charge from OceanFirst or Flushing using the contact information above.

Investor Relations Inquiries:

OceanFirst Financial Corp.

Alfred Goon

SVP Corporate Development and Investor Relations

investorrelations@oceanfirst.com

Flushing Financial Corporation

Susan K. Cullen

SEVP and Chief Financial Officer

scullen@flushingbank.com

Media Inquiries:

OceanFirst Financial Corp.

Jill Hewitt

SVP Director of Corporate Communications and Community Impact

jhewitt@oceanfirst.com

1.888.623.2633 ext.27513